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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Acacia Research Corporation (the "Company") on Form 10-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on March 27, 2003 (the "Report"), I, Paul R. Ryan, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        By: /s/ Paul R. Ryan
                                            ------------------------------------
                                                Paul R. Ryan
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                March 26, 2003